Exhibit 99.1

WebEx Announces First Quarter 2007 Results

SANTA CLARA, Calif., April 24, 2007—WebEx Communications, Inc. (Nasdaq: WEBX), the leading provider of on-demand applications for collaborative business on the web, today announced financial results for the first quarter of 2007.

Revenue

For the first quarter of 2007, revenue was $107.2 million, an increase of 21% compared to $88.5 million in the first quarter of 2006.

GAAP Earnings

For the first quarter of 2007, net income on a GAAP basis was $16.3 million, a 79% increase over the $9.1 million net income from the first quarter of 2006. GAAP diluted earnings per share were $0.31 per share in the first quarter of 2007, a 63% increase from $0.19 per share in the first quarter of 2006.

Non-GAAP Earnings

For the first quarter of 2007, net income on a non-GAAP basis was $21.0 million, a 39% increase over the $15.1 million net income from the first quarter of 2006. Non-GAAP diluted earnings per share were $0.40 in the first quarter of 2007, a 29% increase from $0.31 per share in the first quarter of 2006. Non-GAAP EPS excludes the expense and tax impact of the SFAS 123R equity compensation rule, acquisition costs incurred related to the pending merger with Cisco Systems, Inc. and certain expenses associated with the acquisition of Intranets.com.

Cash

Cash and short-term investments at the end of the first quarter of 2007 were $396 million. Cash flow from operations was $30.6 million, partially offset by $2.0 million of capital expenditures, yielding free cash flow of $28.6 million for the quarter ended March 31, 2007.

“WebEx is off to an excellent start in 2007 underpinned by record bookings,” said Subrah Iyar, chairman and chief executive officer of WebEx. “Looking forward, we feel the pending combination of WebEx with Cisco will extend our strategy of going deeper with web collaboration and wider with WebEx Connect.”

On March 15, 2007, WebEx announced that it had signed a definitive agreement under which Cisco has agreed to acquire WebEx. For information regarding this transaction, see WebEx’s Form 8-K filed on March 15, 2007 and its Schedule 14D-9 filed on March 29, 2007, as amended from time to time.

Conference Call

Management will host the quarterly WebEx online meeting to discuss the results today April 24, 2007, beginning at 5:00 p.m. Eastern time. In conjunction with the audio call, there will be a WebEx meeting for the visual part of the presentation.

Interested parties may participate in the WebEx online meeting in one of two ways:

To join the WebEx online meeting and listen to the audio via the computer (WebEx VoIP), please go to http://www.webex.com/q107_earnings_voip.

or

To join the WebEx online meeting and listen to the audio via the telephone, please go to http://www.webex.com/q107_earnings_tele and (617) 614-3454 and enter passcode 88488728.

For those unable to participate in the live WebEx meeting, a replay will be available beginning one hour after the conclusion of the meeting. To replay the recorded WebEx online meeting, go to http://www.webex.com/q107_earnings_replay or to replay the audio only, call +1-617-801-6888 and enter reservation number 88488728.

Non-GAAP Financial Measures

This press release includes financial measures for earnings per share and net income for our results for the first quarter of 2007 that have not been calculated in accordance with generally accepted accounting principles (GAAP) and may not necessarily be comparable to similarly-titled measures employed by other companies. These financial measures differ from GAAP in that they exclude (i) the expense and tax impact of the SFAS 123R equity compensation rule, (ii) certain expenses associated with WebEx’s 2005 acquisition of Intranets.com, including the effects of non-cash amortization of intangible assets and certain employee retention expenses, and (iii) acquisition costs incurred by WebEx relating to the pending merger with Cisco.

WebEx uses these non-GAAP financial measures to enhance understanding of its operational financial performance. WebEx believes that providing each of these non-GAAP financial measurements is useful to management and investors because they provide a consistent basis for comparison of WebEx’s financial condition and results of operations between the current quarter and historical periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for earnings per share or net income calculated in accordance with GAAP, and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. A reconciliation of these GAAP and non-GAAP financial measures is included in the attached tables.

Our non-GAAP financial measures reflect adjustments based on the following items:

•

Stock-based compensation: Our GAAP income statement includes stock-based compensation expense and the tax impact related to the adoption of Statement of Financial Accounting Standard 123R, Share-Based Payment (SFAS No. 123R). SFAS No. 123R requires us to recognize a non-cash expense related to the fair value of all our employee stock-based compensation awards. WebEx has provided the non-GAAP financial measure excluding the expense and tax-related impact of SFAS No. 123R since WebEx’s adoption of that standard, and we believe that providing that information for the current period assists investors in comparing our operational results with prior periods. Stock-based compensation is a key incentive offered to our employees, and we believe it contributed to the revenue earned during the period. Our use of stock-based compensation is continuing and expenses associated with stock-based compensation continue to be reflected in our financial statements.

•

Amortization of intangibles, Intranets.com Acquisition: We continued to incur charges relating to the amortization of intangible assets which were purchased in connection with our acquisition of Intranets.com in September 2005. These charges are included in our GAAP presentation of earnings from operations, operating margin, net earnings and net earnings per share. We exclude these charges for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of our current operating performance and comparisons to our past operating performance.

•

Employee Retention-Related Charges, Intranets.com Acquisition: Through and including the third quarter of 2006 but not thereafter, we incurred certain employee-retention costs in connection with the acquisition of Intranets.com that we would not have otherwise incurred. These GAAP costs were incurred to motivate individuals employed by Intranets.com prior to the acquisition to remain employed by us following the acquisition. We believe that eliminating these acquisition-related expenses for purposes of calculating the comparable non-GAAP financial measure facilitates a more meaningful evaluation of our current operating performance and comparisons to our past operating performance. These charges have now been completed and will not recur in future quarters.

•

Acquisition Costs Relating to Pending Cisco Systems Acquisition: In the first quarter of 2007, we incurred various legal, business advisory and other costs relating to the negotiation, execution and implementation of our definitive agreement with Cisco. We will continue to incur such implementation costs until the acquisition transaction is completed or otherwise terminated. We believe that eliminating these acquisition-related expenses for purposes of calculating the comparable non-GAAP financial measure facilitates a more meaningful evaluation of our current operating performance and comparisons to our past operating performance.

About WebEx Communications, Inc.

With 2.3 million registered users, WebEx is the global leader in on-demand applications for collaborative business on the web. These applications enhance high-touch business processes, such as sales and training, with efficient web-touch interactions. As an on-demand provider, WebEx is able to facilitate both internal and external collaboration. WebEx delivers its range of applications over the WebEx MediaTone Network, a global network specifically designed for the secure delivery of on-demand applications. WebEx applications support multipoint videoconferencing, web conferencing and application remote control. WebEx is based in Santa Clara, California and has regional headquarters in Europe, Asia and Australia. Please call toll free 877-509-3239 or visit http://www.webex.com for more information

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NOTE: MediaTone is a trademark of WebEx Communications, Inc

This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by use of the terms anticipates, believes, continue, could, estimates, expects, intends, may, plans, potential, predicts, should or will, or the negative of those terms or similar expressions. These forward-looking statements are subject to significant risks and uncertainties. Actual results may differ materially from those described in such statements as a result of these risks and uncertainties. In particular, these forward looking statements include, but are not limited to, increasing market penetration with our web collaboration suite leadership and expanding our offerings through our WebEx Connect platform, the anticipated benefits of merging with Cisco, the benefits to management and investors in providing non-GAAP financial measures, the contribution to revenue of stock-based compensation, the occurrence of related stock-based compensation expenses and the pending status of the planned Cisco Systems acquisition of WebEx. Factors which could contribute to risks and uncertainties include, but are not limited to, decrease in demand for WebEx collaboration applications and services, the failure of WebEx to meet projections in domestic and international direct sales activity, channel sales, customer retention and expense control, failures and interruptions in the software and systems underlying WebEx’s services, the effects of competitive offerings, additional expenses associated with the further integration of Intranets.com, the commercial success of our core collaboration business, our success in making new applications available through the WebEx Connect platform, and the failure of the tender offer by and subsequent merger with Cisco to be completed at all or substantially in accordance with the terms of the definitive agreement signed on March 15, 2007. A fuller discussion of risks and uncertainties that could affect WebEx Communications, Inc. is more fully set forth in WebEx Communications, Inc.’s filings with the Securities and Exchange Commission including, but not limited to, WebEx’s Form 10-K filed on February 27, 2007 and the Form 8-K filed on March 15, 2007. WebEx Communications, Inc. assumes no obligation to update forward-looking information contained in this press release.

Securities Law Disclosure

This press release is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of WebEx common stock will be made only pursuant to an offer to purchase and related materials that Cisco Systems, Inc. has filed with the SEC on Schedule TO on March 27, 2007, as amended. WebEx also filed a solicitation/recommendation statement on Schedule 14D-9, as amended, with respect to the offer. WebEx stockholders and other investors should read these materials carefully because they contain important information, including the terms and conditions of the offer. WebEx stockholders and other investors will be able to obtain copies of these materials without charge from the SEC through the SEC’s website at www.sec.gov, from Georgeson Inc., the information agent for the offer, toll-free at (888) 264-7052 (banks and brokers call (212) 440-9800), from Cisco (with respect to documents filed by Cisco with the SEC) by going to Cisco’s Investor Relations Website at http://www.cisco.com/go/investors, or from WebEx (with respect to documents filed by WebEx with the SEC) by going to WebEx’s Investor Relations Website at www.WebEx.com. Stockholders and other investors are urged to read carefully those materials prior to making any decisions with respect to the offer.

WebEx Communications, Inc.

Unaudited Condensed Consolidated Statements of Income

(In thousands, except per share amounts)

	Three months ended March 31,
	2007	2006
Net revenues	$107,171	$88,464
Cost of revenues(1)	16,754	15,971

Gross profit	90,417	72,493

Operating expenses:
Sales and marketing(1)	40,918	34,449
Research and development(1)	13,459	13,506
General and administrative(1)	13,228	9,574

Total operating expenses	67,605	57,529

Operating income	22,812	14,964

Interest and other income, net	3,359	1,735

Income before income taxes	26,171	16,699

Provision for income taxes	9,881	7,648

Net income	$16,290	$9,051

Net income per share:
Basic	$0.33	$0.19
Diluted	$0.31	$0.19

Weighted average shares used to compute net income per share:
Basic	49,776	46,641
Diluted	52,217	48,129

(1)	Cost of revenues and operating expenses include the following stock compensation expense:

Cost of revenues	$598	$778
Sales and marketing	1,946	2,702
Research and development	1,236	1,545
General and administrative	1,152	1,604

	$4,932	$6,629

An itemized reconciliation between net income on a GAAP basis and non-GAAP basis is as follows (in thousands, except per share amounts):

	Three months ended March 31,
	2007	2006
GAAP net income	$16,290	$9,051
Stock-based compensation	4,932	6,629
Amortization of acquisition-related intangibles	723	723
Acquisition-related charges(1)	2,407	680
Provision for income taxes(2)	(3,374)	(2,007)

Non-GAAP net income	$20,978	$15,076

Non-GAAP net income per share:
Basic	$0.42	$0.32
Diluted	$0.40	$0.31

Weighted average shares used to compute non-GAAP net income per share:
Basic	49,776	46,641
Diluted	52,217	48,129

(1)

Acquisition-related charges in the first quarter of 2007 are expenses incurred related to the pending merger with Cisco Systems, Inc. Acquisition-related charges in the first quarter of 2006 are certain employee-retention costs in connection with the acquisition of Intranets.com.

(2)

The estimated non-GAAP effective tax rate was 39% for both the three months ended March 31, 2007 and 2006. This non-GAAP effective tax rate has been used to adjust the provision for income taxes for non-GAAP purposes.

WebEx Communications, Inc.

Unaudited Condensed Consolidated Balance Sheets

(In thousands)

	March 31, 2007(1)	December 31, 2006
ASSETS
Current assets:
Cash and cash equivalents	$29,708	$54,687
Short-term investments	366,140	290,465
Accounts receivable, net	56,194	53,838
Prepaid expenses and other current assets	10,496	10,193
Deferred tax assets	14,607	10,883

Total current assets	477,145	420,066

Property and equipment, net	45,816	48,594
Goodwill	26,109	26,965
Intangible assets, net	12,112	12,971
Deferred tax assets	8,176	5,583
Other non-current assets	2,157	2,078

Total assets	$571,515	$516,257

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,648	$5,253
Accrued liabilities	30,996	25,116
Deferred revenue	18,170	16,429
Income tax payable	2,588	3,042

Total current liabilities	57,402	49,840

Non-current liabilities	6,651	6,191

Stockholders’ equity:
Common stock	50	49
Additional paid-in capital	385,926	355,482
Accumulated other comprehensive income	4,482	4,162
Accumulated earnings	117,004	100,533

Total stockholders’ equity	507,462	460,226

Total liabilities and stockholders’ equity	$571,515	$516,257

(1)

On January 1, 2007, the Company adopted FIN 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109. The impact from the adoption of this new accounting pronouncement was recorded as a cumulative effect adjustment to the opening balance of accumulated earnings in the March 31, 2007 unaudited condensed consolidated balance sheet. Additional information on the adoption of this new accounting pronouncement will be disclosed in the Company’s March 31, 2007 Form 10-Q.

WebEx Communications, Inc.

Unaudited Condensed Consolidated Statements of Cash Flows

(In thousands)

	Three months ended March 31,
	2007	2006(1)
Cash flows from operating activities:
Net income	$16,290	$9,051
Adjustments to reconcile net income to net cash provided by operating activities:
Provisions for doubtful accounts and sales reserve	5,988	4,824
Depreciation and amortization	5,602	5,121
Loss from disposal of assets	—	72

Deferred income taxes	(5,461)	(2,847)
Tax benefit of stock plans	7,383	4,147

Excess tax benefit from stock-based compensation	(4,591)	(1,470)
Stock-based compensation	4,932	6,629
Changes in operating assets and liabilities:
Accounts receivable	(8,344)	(6,842)
Prepaid expenses and other current assets	(303)	(581)

Other non-current assets	(79)	(146)

Accounts payable	395	(3,860)

Accrued liabilities	6,340	6,426

Income tax payable	(273)	(3,678)
Deferred revenue	1,741	1,939
Other	956	509

Net cash provided by operating activities	30,576	19,294

Cash flows from investing activities:
Purchases of available-for-sale securities and other investments	(124,730)	(27,448)
Maturities and sales of available-for-sale securities and other investments	48,419	12,572
Purchases of property and equipment	(1,965)	(3,749)

Net cash used in investing activities	(78,276)	(18,625)

Cash flows from financing activities:
Net proceeds from issuances of common stock	18,172	17,597

Excess tax benefit from stock-based compensation	4,591	1,470
Repurchase of common stock	(42)	—

Net cash provided by financing activities	22,721	19,067

(Decrease) increase in cash and cash equivalents	(24,979)	19,736
Cash and cash equivalents at beginning of the period	54,687	18,101

Cash and cash equivalents at end of the period	$29,708	$37,837

(1)	Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.